UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___________)

Filed by Registrant |X|

File by a Party Other Than Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to ss.240.14a-12



                          VERIDICOM INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)



       -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     ----------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

     ----------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -----------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------

(5)  Total fee paid:

     ---------------------------------------------------------

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

     ----------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

     ----------------------------------------------------------

(3)  Filing Party:

     ----------------------------------------------------------

(4)  Date Filed:

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                                       2

                                                                 [LOGO]



                                 April 28, 2005



Dear Stockholders:

         You are cordially invited to attend Veridicom International, Inc.'s Annual Meeting of Stockholders, which will be held at The Monte Carlo Hotel in Las Vegas, Nevada on June 17, 2005, at 3:00 p.m., Pacific Time.

         At the Meeting, stockholders will be asked to elect directors for the ensuing year and ratify the appointment of accountants. Information regarding the nominees for election of directors and ratification of the appointment of accountants is set forth in the accompanying Proxy Statement.

         It is important that your shares be represented at the Meeting, whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card in the enclosed envelope. If you do attend the Meeting and wish to vote in person, your proxy will be withdrawn at that time. We urge you to vote "FOR" the election of all of the nominees named in the Proxy Statement and "FOR" ratification of the appointment of accountants.

                                                 /s/ PAUL MANN
                                                 ------------------------------
                                                 Paul Mann
                                                 President, CEO and Chairman

                          VERIDICOM INTERNATIONAL, INC.
                               3800-999 3rd Avenue
                         Seattle, Washington 98104-4023

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on June 17, 2005

TO THE STOCKHOLDERS OF
VERIDICOM INTERNATIONAL, INC.:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Veridicom International, Inc. ("Veridicom" or the "Company") will be held at The Monte Carlo Hotel in Las Vegas, Nevada on June 17, 2005 at 3:00 p.m., Pacific Time, for the purpose of considering and voting upon the following matters:

               1. Election of Directors. To elect five persons to serve as directors of Veridicom until their successors are duly elected and qualified.

                    The director-nominees are as follows: Paul Mann, Saif Mansour, Bill Cheung, Jeremy Coles and Shannon McCallum.

               2. Ratification of Appointment of Accountants. To ratify the appointment of AJ Robbins, PC as Veridicom's independent public accountants.

               3. Transaction of Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         The board of directors has fixed the close of business on April 22, 2005 as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Paul Mann
Dated:  April 28, 2005                     Paul Mann, Chairman


         WE URGE YOU TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

         THE ENCLOSED PROXY IS SOLICITED BY VERIDICOM'S BOARD OF DIRECTORS.

         ANY STOCKHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF VERIDICOM AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE ADEQUATE ACCOMMODATIONS.

                          VERIDICOM INTERNATIONAL, INC.
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           To be held on June 17, 2005

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2005 Annual Meeting of Stockholders (the "Meeting") of Veridicom International, Inc. ("Veridicom" or the "Company") to be held on June 17, 2005 at 3:00 p.m., Pacific Time, at The Monte Carlo Hotel in Las Vegas, Nevada and at any and all adjournments thereof.

         It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to stockholders eligible to receive notice of, and to vote at, the Meeting on or about April 28, 2005.

Revocability of Proxies

         A form of Proxy for voting your shares at the Meeting is enclosed. Any stockholder who executes and delivers such Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of Veridicom an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the chairman of the Meeting of his or her election to vote in person, and voting in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the Proxy. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" ELECTION OF THE DIRECTORS NAMED HEREIN, "FOR" THE RATIFICATION OF AJ ROBBINS, PC AS VERIDICOM'S INDEPENDENT PUBLIC ACCOUNTANTS AND IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

Persons Making the Solicitation

         This solicitation of Proxies is being made by the Veridicom's board of directors (the "Board"). The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by Veridicom. It is contemplated that Proxies will be solicited principally through the use of the mail, but directors, officers and employees of Veridicom may solicit Proxies personally or by telephone, without receiving special compensation therefore. In addition, Veridicom may request banks, brokers or other custodians to solicit customers for whom they hold Veridicom stock and will reimburse them for their reasonable out-of-pocket expenses.

                                VOTING SECURITIES

         There were issued and outstanding 15,842,107 shares of the Veridicom's common stock ("Common Stock") on April 22, 2005, which has been fixed as the record date for the purpose of determining stockholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). On any matter submitted to the vote of the stockholders, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock he or she held of record on the books of Veridicom as of the Record Date. In connection with the election of directors, there is no cumulative voting. The effect of broker non-votes is that such votes are not counted as being voted; however, such votes are counted for purposes of determining a quorum. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name"), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Abstentions will be counted for purposes of determining the presence of a quorum, but will not be counted as having been voted on a matter.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The persons named below will be nominated for election as directors at the Meeting to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. Votes of the proxyholders will be cast in such a manner as to effect the election of all five nominees, as appropriate. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for directors may only be made by complying with the nomination procedures which are set forth in the section entitled "Stockholder Proposals" in this Proxy Statement.

         The following table sets forth, as of April 22, 2005, the names of, and certain information concerning, the persons nominated for election as directors of Veridicom:


                               Year First
Name and Title                 Appointed      Principal Occupation
Other than Director     Age     Director      During the Past Five Years
--------------------------------------------------------------------------------
Paul Mann, President     46       2004        Mr. Mann was the founder of Cavio
and Chief Executive                           Corporation and served as its CEO
Officer                                       since its inception in 1998.

Saif Mansour             30       2002        Mr. Mansour served as Veridicom's
                                              president from June 2002 until
                                              March 2003 and also served as our
                                              VP, Strategic Planning.
                                              Mr. Mansour previously worked in
                                              the venture capital industry.
                                              [Experience during the past 5
                                              years.]

Bill Cheung              33       2002        Mr. Cheung has been a partner of
                                              Manhattan Capital Partners, Inc.,
                                              an investment advisory company,
                                              since 2002. Prior to that, Mr.
                                              Cheung spent 10 years in the
                                              industrial manufacturing industry
                                              as a partner of National Plastics
                                              (China) and Sino Energy (Hong
                                              Kong).

Jeremy Coles             51       2004        Mr. Coles has been a managing
                                              director at Beaufort International
                                              Associates Limited since September
                                              1998.  Prior to that, Mr. Coles
                                              was a self-employed research and
                                              marketing consultant.

Shannon McCallum         41       2004        Mr. McCallum has been employed
                                              with the U.S. Department of
                                              Defense for the past five years,
                                              where he has provided security
                                              risk management services for
                                              homeland defense matters.  Mr.
                                              McCallum was previously president
                                              of The McCallum Risk Company, a
                                              private consulting company
                                              specializing in eCommerce risk,
                                              fraud detection and IT security
                                              infrastructure evaluations for
                                              homeland security. Mr. McCallum
                                              was also Manager, Internet Fraud
                                              Investigations & Security for
                                              Travelocity.com, a leading
                                              provider of online travel
                                              services.

         None of the director-nominees were selected pursuant to any arrangement or understanding other than with the directors and executive officers of Veridicom acting within their capacities as such. There are no family relationships between any of the directors of Veridicom.

         If a quorum is present at the meeting, the five nominees for directors receiving the most votes will be elected directors. Abstentions and broker non-votes will each be counted for purposes of determining the presence of a quorum, but will have no effect on the vote.

         Management recommends that the stockholders vote "FOR" each of the director-nominees listed above.

The Board of Directors and Committees

         The Board is responsible for the supervision of the overall affairs of the Company. The Board met on three occasions in fiscal 2004. Each director attended at least 75% of all Board meetings held during fiscal 2004.

         The Board does not maintain a separate audit, nominating or compensation committee. Functions customarily performed by such committees are performed by the Board as a whole. Veridicom is not required to maintain such committees under the applicable rules of the Over-the-Counter Bulletin Board.

Policy on Accounting Matters; Pre-Approval of Audit and Non-Audit Services of Independent Auditor

         The Board oversees Veridicom's corporate accounting and reporting practices and the quality and integrity of Veridicom's financial statements and reports, selects, hires, oversees and terminates Veridicom's independent auditors, monitors Veridicom's independent auditors' qualifications, independence and performance, monitors Veridicom's and its affiliates' compliance with legal and regulatory requirements, oversees all internal auditing functions and controls, and oversees Veridicom's and its affiliates' risk management function.

         The Board's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Board regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

Director Compensation

         Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board meetings. Directors are also eligible to receive annual stock option grants approved by the Board.

Consideration of Director-Nominees

         Stockholder Nominees. Veridicom's Board as a whole will consider nominees to the Board proposed by stockholders, although the Board has no formal policy with regard to stockholder nominees as it considers all nominees on their merits as discussed below. Any stockholder nominations proposed for consideration by the Board should include the nominee's name and qualifications for Board membership and should be addressed to:

         Secretary
         Veridicom International, Inc.
         3800-999 3rd Avenue
         Seattle, Washington  98104-4023

         Selection and Evaluation of Director Candidates. The Board is responsible for identifying candidates for membership on the Board and makes determinations as to whether to recommend such candidates nomination to the Board based on their character, judgment, and business experience, as well as their ability to add to the Board's existing strengths. This assessment typically includes issues of expertise in industries important to Veridicom, functional expertise in areas such as marketing, human resources, operations, finance and information technology and an assessment of an individual's abilities to work constructively with the existing Board and management, all in the context of an assessment of the perceived needs of the Board at that point in time. The Board does not have any written specific minimum qualifications or skills that a candidate must meet in order to serve on the committee. The Board identifies nominees by first evaluating the current members of the Board of Directors qualified and willing to continue in service. Current members of the Board with skills and experience that are relevant to Veridicom's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not to wish to continue in service or if the majority of the Board decided not to re-nominate a member for re-election, the Board identifies the desired skills and experience of a new nominee in light of the following criteria. When identifying and evaluating new directors, the Board considers the diversity and mix of the existing board of directors, including, but not limited to, such factors as: the age of the current directors, employment experience, public interest considerations and the implementation of the Veridicom's strategic plan. Among other things, when examining a specific candidate's qualifications, the Board considers: the ability to represent the best interest of Veridicom, existing relationships with Veridicom, interest in the affairs of Veridicom and its purpose, the ability to fulfill director responsibilities, leadership skill, integrity, business judgment, ability to develop business for Veridicom and the ability to work as a member of a team.

Communications with the Board and Annual Meeting Attendance

         Individuals who wish to communicate with Veridicom's Board may do so by sending correspondence to the Company's Board at 3800-999 3rd Avenue, Seattle, Washington 98104-4023. Any communications intended for non-management directors should be sent to the above address above to the attention of Investor Relations.

         Veridicom does not have a policy regarding Board member attendance at Annual Meetings of Stockholders. Veridicom did not hold an Annual Meeting of Stockholders in 2003.

                                 PROPOSAL NO. 2:
                RATIFICATION OF APPOINTMENT OF AJ ROBBINS, PC AS
              VERIDICOM 'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         Veridicom has selected AJ Robbins, PC to serve as its independent certified public accountants for the fiscal year 2005. Veridicom's Board has determined the firm of AJ Robbins, PC to be fully independent of the operations of Veridicom. A representative of AJ Robbins, PC is expected to be present at the Meeting and such representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

         Aggregate fees billed by Veridicom's independent certified public accountants for the years ended 2004 and 2003 are as follows:

                                                  2004          2003
                                              ------------  -----------
Audit fees.................................   $    223,568  $    90,000
Audit related fees.........................   $         --  $        --
Tax fees(1)................................   $      1,193  $        --
All other fees.............................   $         --  $        --

         (1) Fees paid in connection with services relating to the preparation of tax return extensions.

         The Board has considered the provision of non-audit services provided by Veridicom's independent certified public accounts to be compatible with maintaining their independence. The Board will continue to approve all audit and permissible non-audit services provided by Veridicom's independent certified public accountants. These services may include audit services and related services, tax services, and other services.

         In the event stockholders do not ratify the appointment of AJ Robbins, PC as Veridicom's independent certified public accountants for the forthcoming fiscal year, such appointment will be reconsidered by Veridicom's Board.

         If a quorum is present at the Meeting, ratification of the appointment of AJ Robbins, PC as Veridicom's independent certified public accountants for fiscal year 2005 requires the affirmative vote of a majority of the votes cast at the Meeting. Abstentions and broker non-votes will each be counted for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal.

         Management recommends that the stockholders vote "FOR" ratification of the appointment of AJ Robbins, PC as Veridicom's independent certified public accountant for fiscal 2005.

                            SHAREHOLDINGS OF CERTAIN
               BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

         Management of Veridicom knows of no person who owns, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of Common Stock, except as set forth in the table below. The following table sets forth, as of April 22, 2005, the number and percentage of shares of Common Stock beneficially owned, directly or indirectly, by each of Veridicom's directors, director-nominees, the Named Executive Officer (as defined below), principal stockholders and by the directors and director-nominees of Veridicom as a group. The shares "beneficially owned" are determined under applicable Securities and Exchange Commission rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the director, principal stockholder or executive officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of April 22, 2005. Each person in the table, except as noted has sole voting and investment powers over the shares beneficially owned.

         Unless indicated otherwise, the address for each person named is c/o Veridicom International, Inc., 3800-999 3rd Avenue, Seattle, Washington 98104-4023.

                                                            Amount and Nature of
Named Executive Officers and Directors:                     Beneficial Ownership        Percentage of Class
------------------------------------------------------------------------------------------------------------
Paul Mann, Director, President, Chief Executive
   Officer                                                     3,063,267 (1)                 19.3%

Bashir Jaffer, Chief Financial Officer                               0                        0.0%

Terry Laferte, VP, Technical Operations                           277,454                     1.7%

Cameron Adams, VP, Strategic Development and Sales                   0                        0.0%

Hamid Baradaran, VP, Hardware Development &
   Manufacturing                                                     0                        0.0%

Gyung Min Kim, Director
4F SeRa B/D 50-1 Nonhyeon-dong
Gangnam-gu, Seoul
Republic of Korea 135-010                                       212,634 (2)                   1.3%

Bill Cheung, Director and Secretary                             713,572 (3)                   4.5%

Saif Mansour, Director                                          50,000 (4)                    0.3%

Shannon McCallum, Director                                           0                        0.0%

Jermey Coles, Director                                            16,634                      0.1%

All current directors and named officers as a group
(10 in all)                                                    4,333,561 (5)                 27.3%

5% Stockholders:

Ik Ju Kwun
102-805 Seocho-Samsung-Raemian
APT Seocho-gu, Seocho-dong, Seoul
Republic of Korea 137-070                                    1,498,682 (2)(6)                 9.5%

Mohammed I S Bin Hezaim
C/o Khaled Al Saadi
Noriba Bank
P.O. Box 18189
Manama
Bahrain                                                           952,953                     6.0%

(1)  Includes options to purchase 150,000 shares of Common Stock.
(2) Includes (i) options to purchase 285,714 shares of Common Stock, owned by Manhattan Capital Partners, LLC of which Mr. Cheung is a partner, (ii) options to purchase 150,000 shares of Common Stock and (iii) 277,858 shares of Manhattan Capital Partners.
(3)  Includes options to purchase 50,000 shares of Common Stock.
(4)  Includes warrants to purchase 16,634 shares of Common Stock exercisable.
(5) Includes options and warrants to purchase an aggregate of 652,348 shares of Common Stock.
(6) Includes 979,376 shares held in the name of Biocom Co., Ltd. Mr. Kwun is the president of Biocom Co., Ltd.

Section 16(a) Beneficial Ownership Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Veridicom's directors and certain executive officers and persons who own more than ten percent (10%) of a registered class of Veridicom's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Reporting Persons are required by Securities and Exchange Commission regulation to furnish Veridicom with copies of all Section 16(a) forms they file.

         To the knowledge of Veridicom, based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons, all of the insiders of Veridicom complied with all filing requirements during 2004.

              INFORMATION REGARDING VERIDICOM'S EXECUTIVE OFFICERS

         The following table sets forth, as of March 31, 2005, the names of, and certain information concerning, Veridicom's executive officers:

                                                                           Principal Occupation
                Name and Title                              Age         During the Past Five Years
--------------------------------------------------------------------------------------------------------------
Paul Mann, President and CEO                                 46       Mr. Mann was the founder of Cavio
                                                                      Corporation and served as its CEO
                                                                      since its inception in 1998.
Bashir Jaffer, CFO and Secretary                             59       From 1998 to 2003, Mr. Jaffer was the
                                                                      owner and president of his own travel
                                                                      management company.  From 1983-1998,
                                                                      Mr. Jaffer was a partner at a firm of
                                                                      chartered accountants.
Terry Laferte, VP, Technical Operations                      45       From 2000-2004, Mr. Laferte was
                                                                      responsible for leading the
                                                                      development of technology applications
                                                                      for Cavio Corporation.  From
                                                                      1993-2000, Mr. Laferte managed all
                                                                      software development for the Canadian
                                                                      Securities Registration Systems.
Cameron Adams, VP, Strategic Development & Sales             32       Mr. Adams was appointed as our Vice
                                                                      President, Strategic Development &
                                                                      Sales in September, 2004.  From 2001
                                                                      to 2004, Mr. Adams guided the product
                                                                      and marketing strategies of Cavio.
                                                                      From 2000 to 2001, Mr. Adams served as
                                                                      VP, Marketing at Aerovistas.net, Inc.,
                                                                      an Internet start-up, located in
                                                                      Vancouver, British Columbia, serving
                                                                      transportation and aviation clients.
                                                                      Since 1998, Mr. Adams has also served
                                                                      as President of his own private
                                                                      consulting practice, Airport Financial
                                                                      Services, Ltd., where he provides
                                                                      business development and planning
                                                                      services.

Hamid Baradaran, VP, Hardware                                44       Mr. Baradaran joined our company as our Vice
 Development & Manufacturing                                          President, Hardware Development and Manufacturing
                                                                      in July, 2004. Mr. Baradaran has over twenty-one
                                                                      years of diverse research and development experience
                                                                      with leading telecommunication/ data communication
                                                                      corporations. Mr. Baradaran also has over 15
                                                                      years direct experience in hardware design and
                                                                      manufacturing, including IC and systems level
                                                                      design, having served as the director of
                                                                      hardware development in California with Gluos
                                                                      Networks from 2002 to 2004, with Othos from 2000
                                                                      to 2002, and with Alcatel USA from 1996.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth information concerning the compensation during each of the last three fiscal years of our directors and executive officers.

                                                                                               Long Term Compensation
                                                                               ---------------------------------------------------
Annual Compensation                                                                           Awards               Payouts
----------------------------------------------------------------------------------------------------------------------------------
(a)                                (b)       (c)         (d)          (e)         (f)          (g)           (h)           (i)
                                 --------  --------    ---------------------------------------------------------------------------
                                                                     Other     Restricted   Securities                     All
                                                                     Annual      Stock      Underlying       LTIP         Other
Name and                                    Salary      Bonus     Compensation  Award(s)     Options/       Payouts   Compensation
Principal Position                 Year      ($)         ($)           ($)        ($)         SARs (#)        ($)          ($)
----------------------------------------------------------------------------------------------------------------------------------
Three years 2001 - 2003
----------------------------------------------------------------------------------------------------------------------------------
 Charles Lesser, Former
 President           (1)           2003     69,631                   14,369(2)                60,000(3)
                                   2002
                                   2001

Current year, 2004

 Jeremy Coles, Director            2004                                                       50,000
 Shannon McCallum, Director        2004                                                      100,000
 Paul Mann, CEO and President      2004    175,000                                           200,000(5)
 Bashir Jaffer, CFO                2004    100,000(4)                                        100,000
 Terry Laferte, VP
 Technical Operations              2004    100,000                                            50,000
 Cameron Adams, VP
 Strategic Devt & Sales            2004    100,000                                           100,000
 Hamid Baradaran, VP
 Hardware Devt & Manufacturing     2004    100,000                                           100,000
----------------------------------------------------------------------------------------------------------------------------------

(1)  Retained in April 2003.
(2)  Represents premiums paid on an insurance policy.
(3) Options were originally granted on April 1, 2003 vesting 2,500 shares per month over a period of 24 months. Mr. Lesser resigned in February 2004 and at that time 24,000 options were vested, the exercise of these options is uncertain
(4) Remuneration for certain officers is paid in Canadian currency at $130,000 per annum. These have been stated above as US $100,000 per annum
(5) Stock options to the CEO & President consist of 150,000 options under the terms of his employment agreement and 50,000 options under the 2004 Stock Option Plan

Option/SAR Information

         The following table sets forth option granted by us to the Named Executive Officer in the most recent fiscal year.

                     Options/SAR Grants in Last Fiscal Year
                                Individual Grants

-------------------------------------------------------------------------------------------------------------------------
                                                        No. of            Percent of
                                                      Securities             Total
                                                      Underlying          Options/SARs        Exercise
                                                     Options/SARs          Granted to         or Base
                                                        Granted           Employees in         Price         Expiration
 Officer                                                  (#)          Fiscal Year (1)(2)      ($/Sh)           Date
-------------------------------------------------------------------------------------------------------------------------
Paul Mann, CEO and President                           200,000              19.51%             $1.79       See Note (3)

Bashir Jaffer, CFO                                     100,000               9.76%

Terry Laferte, VP Technical Operations                  50,000               4.88%

Cameron Adams, VP Strategic Development & sales        100,000               9.76%

Hamid Baradaran, VP Hardware                           100,000               9.76%

(1)      1,025,000 shares were issued granted in February 2005
(2) Options vest monthly over 24 months from the date of Grant for Directors and employees who were with the Company from March 1, 2004 to June 30, 2004. Options vest monthly over 24 months from the date of Grant for Directors and employees who were with the Company from March 1, 2004 to June 30, 2004.
         For directors and employees who joined on or after July 1, 2004 the options vest monthly over 36 months from the grant date.
(3) The shares will be free trading at the time of exercise of vested options. Options can only be exercised one year following the date of grant of the options. Options expire 5 years after the grant date or 90 days after cessation of employment or directorship

--------------------------------------------------------------------------------

Employment Contracts

         We entered into an employment agreement with our current President and Chief Executive Officer, Paul Mann. The term of the agreement is one year and was effective as of the closing of the Cavio merger. Under the terms of the agreement, Mr. Mann receives a base salary of $175,000 and is eligible for an additional bonus based on our revenue performance. Under the terms of this employment agreement, Mr. Mann is also entitled to a ten-year stock option for 150,000 shares of our common stock at an exercise price of $3.50 per share.

         We have not entered into employment agreements with our other executive officers.

Policies on Executive Compensation

         The Board is responsible for reviewing policies and human resource issues, granting stock options and approving other personnel matters which are in excess of management's authority. The Board establishes the compensation plans and specific compensation levels of Veridicom's principal executive officer and other executive officers. The Board reviews its approach to executive compensation annually. As part of the due diligence, the Board conducts periodic outside reviews of peers.

         The Board believes that executive officer compensation should be closely aligned with the performance of Veridicom on a short-term and long-term basis, and that such compensation should be structured to assist Veridicom in attracting and retaining key executives critical to its long-term success. To that end, the Board's policy for compensation packages of executive officers consists of three components: (i) an annual base salary; (ii) an annual incentive bonus based on Veridicom's performance, and, in certain cases, individual performance as well; and (iii) stock option awards and salary continuation plans designed to link stockholder interests with those of executive management by providing long-term incentives to executive officers. The performance based aspects, items (ii) and (iii) above, are considered major elements of the overall compensation program.

Executive Officer Compensation

         Base Salary: The Board establishes a fixed base salary program for executive officers, which is reviewed annually. In establishing base salaries, the Board considers salaries of comparably sized peer companies. Executive officers may have their salaries adjusted from time to time as the size, complexity, and earnings of peer companies change, in order to ensure that total compensation remains competitive.

         Annual Incentives: The Board believes that incentives for officers are a key component for ensuring continued growth in stockholder value through increased earnings. Accordingly, executive officers earn bonuses based upon formulas approved by the Board.

         Long-term Incentives: Long-term incentives are provided through the grant of stock options to certain employees of Veridicom including executive officers. Stock options are granted at the market value prevailing on the date of grant and are intended to retain and motivate key management to improve Veridicom's long-term stockholder value, as the options only have value if the market price of the underlying stock appreciates after the date granted.

Principal Executive Officer Compensation

         Base Salary: Mr. Mann is subject to the same annual salary review program as other executive officers of Veridicom. As such, the Board targeted Mr. Mann's base salary at the competitive median for comparable sized peer companies. Mr. Mann's current base salary is believed reasonable by the Board based upon reference to competitive pay practices and the previously described compensation approach to executive officers. The Board believes that the performance based compensation program, as it related to the principal executive officer, offers substantial additional compensation incentive to reward Mr. Mann for successful results.

         Performance Based Compensation: Mr. Mann is eligible to participate in the same short-term and long-term incentive plans as the other executive officers of Veridicom. In addition, some terms of the bonus plan for the principal executive officer are different than the other executive officers.

         Mr. Mann was retained in February 2004 following Veridicom's merger with Cavio. Mr. Mann's base salary and bonus in fiscal 2004 is based on the criteria set forth above. Mr. Mann shall abstain on all Board votes regarding his bonus or compensation.

         There are no compensation committee interlocks between Veridicom and other entities involving Veridicom's executive officers or Board members.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Veridicom has entered into indemnification agreements with certain of its directors and executive officers pursuant to which Veridicom has agreed to indemnify any officer or director against all costs associated with the defense of any action brought against him or her in his/her capacity as an officer or director of Veridicom .

         The Company has entered into agreements with Manhattan Capital Partners ("Manhattan") and its affiliates to provide consulting and stock placement services. The Company paid Manhattan a total of $316,028 during the year ended December 31, 2004. The Company paid Manhattan a total of $205,673 during the year ended December 31, 2003. At December 31, 2003 Manhattan had advanced the Company $110,005 in a non-interest bearing short-term loan, which was repaid in 2004. The Company has amounts outstanding for prior services rendered by affiliates of Manhattan totaling an additional $208,771 and is negotiating to reduce the amounts owed under this agreement. Manhattan is related due to one of the principals who is a director of the Company.

         Veridicom has received unsecured, non-interest bearing short term advances from Paul Mann, CEO and President of the Company, amounted to $218,899 as at December 31, 2004. These advances are without any specified repayment terms.

         The Company has an unsecured short term loan from Tall Enterprises Ltd. (a company controlled by Terry Laferte, an officer of the Company) amounting to $64,000 as at December 31, 2004; bearing interest at 7% per annum and due on or before June 30, 2005. Thos loan was paid in full in March, 2005.

         The Company has an unsecured loan from Global Ventures Advisors, a company controlled by a director of the Company's subsidiary in Pakistan, Essential Tec Pakistan (Private) Ltd., as at December 31, 2004 amounted to $416,214; bearing interest at 12% per annum and due on or before June 30, 2006, with option to convert to common stock in the event of default in repayment by the Company.

         On November 3, 2003, Veridicom Inc. a subsidiary of the Company, entered into a five year Marketing and Distribution Agreement with Biocom Co. Ltd., ("Biocom") a Korean corporation and Gyung Min Kim, a director of the Company. Under the terms of this Agreement Biocom was appointed as the Company's exclusive distributor for all the sale and servicing of the Company's products in Korea.


                      EQUITY COMPENSATION PLAN INFORMATION

         The following table summarizes our equity compensation plan information as of December 31, 2004. Information is included for both equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders.

         On February 7, 2005, the Board of Directors of the Company approved the granting of 1,025,000 shares to officers, directors and employees of the Company under the 2004 Stock Option Plan.

         The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2004.


                                                                                                    Number of Shares
                                                                                                  Remaining Available
                                                   Number of Shares to                            for Future Issuance
                                                      Be Issued upon                                  Under Equity
                                                       Exercise of           Weighted-Average      Compensation Plans
                                                       Outstanding          Exercise Price of      (Excluding Shares
                                                    Options, Warrants      Outstanding Options,       Reflected in
                                                        and Rights         Warrants and Rights        Column (a))
                Plan Category(1)                           (a)                     (b)                    (c)
-------------------------------------------------------------------------------------------------------------------------
Euity Compensation plans approved by
     stockholders........................

        2004 Stock Option Plan                          1,025,000                 $1.79                   975,000

        2000 EssTec Plan                                1,451,708                 $2.54                   548,292

        1999 Alpha Virtual Plan                         1,058,082                 $1.40                 4,441,918

Equity Compensation plans not approved by                   --                      --                      --

     stockholders........................

     Total...............................               3,534,790                 $1.98                 5,965,210


                              STOCKHOLDER PROPOSALS

         The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for Veridicom's 2006 Annual Meeting of Stockholders is March 15, 2006. As to stockholder proposals, which are not contained in the proxy statement, SEC rules specify that certain requirements in the bylaws of Veridicom be satisfied. The bylaws require that any stockholder wishing to make a nomination for director give advance notice of the nomination which shall be sent or delivered to the President of Veridicom the later of, 21 days prior to any meeting of stockholders called for the election of directors, or ten days after the date the notice of such meeting is sent to stockholders.

                                  OTHER MATTERS

         Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy as proxyholders to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.


                                         VERIDICOM INTERNATIONAL, INC.

                                         /s/ Paul Mann
     Dated:  April 22, 2005              Paul Mann, President, CEO and Chairman

          IT IS VERY IMPORTANT THAT EVERY STOCKHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

         IN ORDER TO PROVIDE ADEQUATE MEETING ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

         The Annual Report to Stockholders for the fiscal year ended December 31, 2004 is being mailed concurrently with this Proxy Statement to all stockholders of record as of April 22, 2005. An electronic copy of the report is also available via the Internet at www.sec.gov.

================================================================================

                          \/ DETACH PROXY CARD HERE \/
================================================================================
                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          VERIDICOM INTERNATIONAL, INC.

         The undersigned hereby appoints Messrs. Paul Mann and Bashir Jaffer, each of them as proxyholders with full power of substitution, to represent, vote and act with respect to all shares of common stock of Veridicom International, Inc. ("Veridicom") which the undersigned would be entitled to vote at the meeting of stockholders to be held on June 17, 2005 at 3:00 p.m., Pacific Time, at The Monte Carlo Hotel in Las Vegas, Nevada or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

       (Continued, and to be marked, dated and signed, on the other side)

================================================================================

                          \/ DETACH PROXY CARD HERE \/
================================================================================
                          VERIDICOM INTERNATIONAL, INC.

The Board of Directors recommends a vote "FOR" each of the proposals. The Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instruction. If no instruction is specified with respect to the matter to be acted upon, the shares represented by the proxy will be voted "FOR" each of the proposals and in accordance with the recommendations of management. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendations of management.

1. Election of _____ (__)   |_| FOR all nominees listed  |_| WITHHOLD AUTHORITY
   persons to be directors.      below (Except as marked
                                 to the contrary below)

Nominees:     Paul Mann, Saif Mansour, Bill Cheung, , Jeremy Coles, Pete
              Donaldson and Shannon McCallum.
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space below.)
EXCEPTIONS
================================================================================

2. Ratification of the appointment of AJ Robbins, PC as Veridicom's independent accountants.

|_|  FOR      |_|  AGAINST    |_|  ABSTAIN

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
All joint owners should sign.)

3. Transaction of such other business as may properly come before the meeting and any adjournments or adjournments thereof.

|_|  I DO   |_|  I DO NOT EXPECT TO ATTEND THE MEETING.


----------------------------------------------------------
(Number of Shares)


----------------------------------------------------------
(Please Print Your Name)

----------------------------------------------------------
(Please Print Your Name)


----------------------------------------------------------
(Date)


----------------------------------------------------------
(Signature of Stockholder)


----------------------------------------------------------
(Signature of Stockholder)


----------------------------------------------------------
(Email Address)

     This Proxy may be revoked prior to its exercise by filing with the Secretary Veridicom a duly executed proxy bearing a later date or an instrument revoking this Proxy, or by attending the meeting and voting in person.

--------------------------------------------------------------------------------
                               Please Detach Here
               ^ You Must Detach This Portion of the Proxy Card ^
                  Before Returning it in the Enclosed Envelope
--------------------------------------------------------------------------------